                                                                   EXHIBIT 10.13

                                   SINCE 1852

                             WELLS FARGO BANK, N.A.
               475 SANSOME STREET SAN FRANCISCO, CALIFORNIA 94163


INTERNATIONAL DIVISION      COMMERCIAL L/C DEPARTMENT       CABLE ADDRESS WELLS


                            SERIES B LETTER OF CREDIT

                                               Irrevocable Letter of
                                               Credit No. I-81232
                                               Dated as of December 11, 1985


Bank One Trust Company, N.A.
as Trustee and Paying Agent
100 East Broad Street
Columbus, Ohio 43271-018
Attention:  Corporate Trust

Gentlemen:

                  Wells Fargo Bank, N.A. ("Bank") hereby establishes in your favor for the account of Radiation Sterilizes, Incorporated, a California corporation ("Company"), its Irrevocable Letter of Credit No. I-81232 ("Series B Letter of Credit") in a maximum amount of up to $2,505,377.00 (as more fully described below) effective immediately and expiring at Bank's counters by 4:00 P.M., San Francisco time, on December 15, 1988, unless extended by Bank (the "Expiration Date").

                  This Series B Letter of Credit is being issued in connection with that certain Trust Indenture (the "Trust Indenture") dated as of November 1, 1985, between you, as Trustee, and the Trinity River Industrial Development Authority, a non-profit industrial development corporation (the "Issuer"), pursuant to which the Issuer has agreed to authorize and issue and sell Trinity River Industrial Development Authority Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizes, Incorporated Project), Series 1985B (the "Series B Bonds"), in the aggregate principal amount of $2,450,000.00, the payment of which Series B Bonds is secured by, among other things, this Series B Letter of Credit .

                  As used in this Series B Letter of Credit, the term "business day" shall mean a day other than (i) a Saturday, (ii) a Sunday, (iii) a day upon which banking institutions in the State of California, the State of Texas or the City of New York are authorized or required by Law to close, or (iv) a day on which the New York Stock Exchange, Inc. is closed.

                  You, as Trustee and Paying Agent, pursuant to the Trust Indenture, are hereby irrevocably authorized to draw


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[WELLS FARGO BANK, N.A. LOGO]


on Bank, for the account of Company, in accordance with the terms and conditions hereof and subject to reductions in amounts as hereinafter set forth, an aggregate amount not exceeding $2,505,377.00 (Two Million Five Hundred Five Thousand Three Hundred Seventy-Seven Dollars) (the "Stated Amount"), of which
(A) an aggregate amount not exceeding $2,450,000.00 may be drawn upon with respect to "A Drawings" and "C Drawings", as defined below, to cover principal of the Series B Bonds, and (B) an aggregate amount not exceeding $55,377.00 may be drawn upon with respect to "B Drawings", "D Drawings" and "E Drawings", as defined below, to cover 55 days of interest (calculated at an assumed interest rate of 15% per annum) on the Series B Bonds,

         Funds under this Series B Letter of Credit are only available to you gainst your draft(s) drawn on Wells Fargo Bank, N.A., stating on their face:
"Drawn under Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. I-81232" and upon your presenting to Wells Fargo Bank, N.A. one or more of the following written certificates:

                  (A) Your written certificate signed by you in the form of Exhibit A attached hereto appropriately completed (an "A Drawing");

                  (B) Your written certificate signed by you in the form of Exhibit B attached hereto appropriately completed (a "B Drawing");

                  (C) Your written certificate signed by you in the form of Exhibit C attached hereto appropriately completed (a "C Drawing");

                  (D) Your written certificate signed by you in the form of Exhibit D attached hereto appropriately completed (a "D Drawing");

                  (E) Your written certificate signed by you in the form of Exhibit E attached hereto appropriately completed (an "E Drawing).

                  All documents presented to Bank in connection with any demand for payment hereunder, as well as all notices and other communications to Bank with respect to this Series B Letter of Credit, shall be in writing and addressed and presented to Bank at its offices at 475 Sansome Street, San Francisco, California 94111, Attention: Letter of Credit Operations - AU 1175, or any other place in the United States which may be designated by Bank by written notice delivered



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
                         [WELLS FARGO BANK, N. A. LOGO]


to you. Such documents, notices and other communications shall be personally delivered to Bank, or may be sent to Bank by tested Telex in which case draft requirements are waived.

                  If Bank receives any of your drafts drawn hereunder at such office, all in strict conformity with the terms and conditions of this Series B Letter of Credit, on or prior to the Expiration Date, Bank will honor the same and make payment hereunder. Payments to you under this Series B Letter of Credit shall be made by wire transfer of immediately available funds to Bank One, Columbus, N.A., Columbus, Ohio, for your account No. 04-0178-7, Attn: Corporate Trust Administration, or into such other account as you designate to Bank in writing from time to time. If a proper draft and certificate are presented by 11:30 A.M., New York time, payment will be made that same business day; otherwise payment will be made the next business day.

                  Upon a Drawing hereunder, the total amount of this Series B Letter of Credit shall be reduced as follows:

                  (A) With respect to any A or B Drawing, the total amount of this Series B Letter by the amount of such drawing;

                  (B) With respect to any C or D Drawing, the total amount of this Series B Letter by the amount of such Drawing, or B Drawing, the total of Credit shall be reduced or D Drawing, the total of Credit shall be reduced provided that Bank shall reinstate the amount of such Drawing if such amount is paid to Bank by Company prior to default under that certain Series B Reimbursement Agreement dated as of November 1, 1985 (the "Series B Reimbursement Agreement"), by and between Company and Bank. In addition, in the event Bank transfers any Series B Drawing Bonds (as defined in the Series B Reimbursement Agreement) in its possession following any C Drawing to any person or entity (other than to you, as Trustee, for cancellation), an amount equal to the amount of such C Drawing (and any corresponding D Drawing) which was applied to pay principal and interest on the Series B Bonds being so transferred shall automatically be reinstated hereunder Bank will send notice of any such reinstatement to you, as Trustee, in the form attached hereto as Exhibit F; and

                  (C) With respect to any E Drawing, the total amount of this Series B Letter of Credit shall be reduced by the amount of such Drawing and such amount shall then be immediately and automatically reinstated, and Bank

                         [WELLS FARGO BANK, N.A. LOGO]
         will send notice of such reinstatement to you, as Trustee, in the form attached hereto as Exhibit F.

                  Only you, as Trustee and Paying Agent, may make a drawing under this Series B Letter of Credit. Upon the payment to you, as Trustee and Paying Agent, of the amount specified in a draft drawn hereunder, Bank will be fully discharged on its obligation under this Series B Letter of Credit with respect to such draft and shall not thereafter be obligated to make any further payments under this Series B Letter of Credit in respect to such draft to you or any other person who may have made to you or makes to you a demand for payment of principal of, purchase price of or interest on any Series B Bond. By paying to you an amount demanded in such draft(s) we make no representation as to the correctness of the amount demanded in such draft(s).

                  Upon the earliest of (i) 15 days after the making by you of an A Drawing (and any associated B Drawing) hereunder (other than an A Drawing for partial redemption); (ii) Bank's receipt of a certificate signed by your officer and an officer of Company stating (a) that no Series B Bonds are outstanding within the meaning of the Trust Indenture and (b) that such officers are duly authorized to sign such certificate on behalf of you and Company; (iii) Bank's receipt of a certificate signed by your officer and an officer of Company stating (a) that an Alternate Letter of Credit (as defined in the Trust Indenture) has been accepted by you as Trustee under the Trust Indenture and (b) that such officers are Duly authorized to sign such certificate on behalf of you and on behalf of Company; (iv) Bank's receipt of a certificate signed by your officer and an officer of Company stating (a) that no Less than 15 days prior to the date of such certificate, the interest rate on the Series B Bonds was converted to a Fixed Interest Rate (as defined in the Trust Indenture), (b) that you have not received written notification from both Company and Bank stating that this Series B Letter of Credit is not to be cancelled, and (c) that such officers are duly authorized to sign such certificate on behalf of you and on behalf of Company; or (v) the Expiration Date, this Series B Letter of Credit shall automatically terminate and be delivered to Bank for cancellation.

                  This Series B Letter of Credit shall be governed by (i) the Uniform Customs and Practice for Documentary Credit as fixed by the Congress of the International Chamber of Commerce from time to time (the "Uniform Customs") and (ii) the Laws of the state of California, including the Uniform Commercial Code as in effect in the State of California. In the



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
                         [WELLS FARGO BANK, N.A. LOGO]

event of a conflict between the Uniform Customs and the Laws of the State of California, the Uniform Customs shall prevail. Communications with respect to this Series B Letter of Credit shall be in writing and shall be addressed to Bank at its offices at 475 Sansome Street, San Francisco, California 94111,
Attention: Letter of Credit Operations - AU 1175, specifically referring to the number of this Series B Letter of Credit,

                  This Series B Letter of Credit is transferable in its entirety to any transferee who has succeeded you as Trustee under the Trust Indenture. Each Letter of credit issued upon any such transfer may be successively transferred. Transfer of the available balance under this Series B Letter of Credit to such transferee shall be effected by the presentation to Bank of this Series B Letter of Credit accompanied by a certificate substantially in the form of Exhibit G attached hereto. Following such presentation, and as soon as this original Series B Letter of Credit is returned to the Bank and the Bank has been paid its customary transfer fee, Bank shall forthwith transfer the same to your transferee or, if so requested by your transferee, issued an irrevocable Letter of credit to your transferee with provisions therein consistent with those of this Series B Letter of Credit.

                  This Series B Letter of Credit sets forth in full Bank's undertaking, and such undertaking shall not in any way be modified, amended, amplified or Limited by reference to any document, instrument or agreement referred to herein including without Limitation, the Series B Bonds and the Trust Indenture), except only the certificates) and the draft(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates) and such draft(s).

                  In the event of any failure by Bank, in whole or in part, to fulfill its obligations with respect to any draw or draws under this Series B Letter of Credit, no person or entity shall have the right to make any claim against the Federal Deposit Insurance Corporation in connection with such failure. By its signature below, Bank One Trust Company, N.A., a national banking association, as Trustee and Paying Agent, acknowledges receipt of this Series B Letter of Credit



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
                         [WELLS FARGO BANK, N.A. LOGO]



and agrees that the terms of this paragraph shall bind itself and its successors and assigns.


                                        Very truly yours,

                                        WELLS FARGO BANK, N.A.


                                        By /s/ signature not readable
                                           --------------------------
                                           Assistant Vice President


ACCEPTED AND AGREED TO
THIS  18th DAY OF DECEMBER, 1985:
BANK ONE TRUST COMPANY, N.A.



By /s/ signature not readable
   ---------------------------
  Its
     -------------------------

                             WELLS FARGO BANK, N.A.
                            SAN FRANCISCO, CALIFORNIA
                          LETTER OF CREDIT NO. I-81232


                                    EXHIBIT A

                           CERTIFICATE FOR "A DRAWING"

                (PRINCIPAL UPON ACCELERATION, PARTIAL REDEMPTION,
                          FULL REDEMPTION, OR MATURITY)


         The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A., ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. (the "Series B Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

         (1) The undersigned is Trustee and Paying Agent under the Trust Indenture for the holders of the Series B Bonds.

         (2) The undersigned is making a drawing under the Series B Letter of Credit with respect to the payment of principal upon acceleration, partial redemption, full redemption or maturity of the Series B Bonds.

         (3) The amount of the draft accompanying this certificate, together with the aggregate of all prior A Drawings and C Drawings under the Series B Letter of Credit for the payment of the principal amount or purchase price of the Series B Bonds (other than C Drawings for which Bank has delivered notices of reinstatement), does not exceed $2,450,000.00.

         (4) The amount of the draft accompanying this certificate, together with the aggregate of all prior Drawings under the Series B Letter of Credit (other than Drawings for which the Series B Letter of Credit has been reinstated), does not exceed the Stated Amount, and was computed in accordance with the terms and conditions of the Series B Bonds and the Trust Indenture.

         (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply it directly to the payment when due of the appropriate amount of principal owing on account of the Series B Bonds pursuant to the Trust Indenture, (b) no portion of it shall be applied

                             Wells Fargo Bank, N.A.
                            San Francisco, California
                          Letter Of Credit No. I-81232



by the undersigned for any other purpose, and (c) no portion of it shall be commingled with other funds held by the undersigned or the Depository (as defined in the Series B Reimbursement Agreement). This drawing is made in accordance with the provisions of the Trust Indenture.

         IN WITNESS WHEREOF, Trustee and Paying Agent has executed and delivered this certificate as of the ____ day ________________ of, 19___.




                                      BANK ONE TRUST COMPANY, N.A.,
                                      a national banking association,
                                      as Trustee and Paying Agent



                                      By /s/signature not readable
                                         -------------------------

                                         Title
                                              --------------------

                             WELLS FARGO BANK, N.A.
                            SAN FRANCISCO, CALIFORNIA
                          LETTER OF CREDIT NO. I-81232


                                    EXHIBIT B

                           CERTIFICATE FOR "B DRAWING"

            (ACCRUED INTEREST UPON ACCELERATION, PARTIAL REDEMPTION,
                          FULL REDEMPTION, OR MATURITY)


                  The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. _________ (the "Series B Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

                  (1) The undersigned is Trustee and Paying Agent under the Trust Indenture for the holders of the Series B Bonds.

                  (2) The undersigned is making a drawing under the Series B Letter of Credit with respect to the payment of accrued and unpaid interest upon acceleration, partial redemption, full redemption, or maturity of the Series B Bonds.

                  (3) Interest has accrued on the Series B Bonds and is due and payable and the amount of the draft accompanying this certificate, together with the aggregate of all prior B Drawings, D Drawings, and E Drawings under the Series B Letter of Credit for payment of accrued interest on the Series B Bonds, other than D Drawings for which the Series B Letter of Credit has been reinstated, does not exceed $55,377,00.

                  (4) The amount of the draft accompanying this certificate, together with the aggregate of all prior Drawings under the Series B Letter of Credit (other than Drawings for which the Series B Letter of Credit has been reinstated), does not exceed the Stated Amount, and was computed in accordance with the terms and conditions of the Series B Bonds and the Trust Indenture.

                  (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply it directly to the payment when due of the appropriate amount of interest owing on account of the Series B Bonds pursuant to the Trust Indenture, (b) no portion of it shall be applied by the undersigned for any other purpose, and (c) no portion of

                             WELLS FARGO BANK, N.A.
                            SAN FRANCISCO, CALIFORNIA
                          LETTER OF CREDIT NO. I-81232



it shall be commingled with other funds held by the undersigned or the Depository (as defined in the Series B Reimbursement Agreement). This drawing is made in accordance with the provisions of the Trust Indenture.

                  IN WITNESS WHEREOF, Trustee and Paying Agent has executed and delivered this certificate as of the _______ day of _____________, 19___.


                                               BANK ONE TRUST COMPANY, N.A.,
                                               a national banking association
                                               as Trustee and Paying Agent



                                               By /s/ signature not readable
                                                  --------------------------
                                                 Title
                                                      ----------------------

                             WELLS FARGO BANK, N.A.
                            SAN FRANCISCO, CALIFORNIA
                          LETTER OF CREDIT NO. I-81232



                                    EXHIBIT C

                           CERTIFICATE FOR "C DRAWING"

                     (PRINCIPAL OF SERIES B BONDS DELIVERED
                      TO REMARKETING AGENT OR PAYING AGENT)


                  The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee"), and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A., Irrevocable Letter of Credit No. (the "Series B Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

                  (1) The undersigned is Trustee and Paying Agent under the Trust Indenture for the holders of the Series B Bonds.

                  (2) Paying Agent is making a drawing under the Series B Letter of Credit (a) at the written request (or oral request to be immediately followed in writing) of the Remarketing Agent (as defined in the Series B Reimbursement Agreement) to pay, pursuant to Section 401(g) of the Trust Indenture, the principal amount of the purchase price of those repurchased Series B Bonds which the Remarketing Agent has been unable to remarket, the principal amount of which is equal to the amount of the draft accompanying this certificate, and which Series B Bonds (i) are now held by either the Remarketing Agent pursuant to its representation to Paying Agent, which representation Paying Agent has not independently verified, or are held by Paying Agent and (ii) shall be re-registered in the name of Bank, or its agent, as pledgee, and delivered to Bank, or such agent, within 5 business days following receipt by Paying Agent of the amount demanded hereby; or (b) to pay, pursuant to Section 401(h) of the Trust Indenture, the portion of the purchase price of the Series B Bonds delivered to Paying Agent for purchase equal to the principal amount of such Series B Bonds, and Paying Agent shall deliver to Bank, or its agent, as pledgee, within 5 business days following receipt by Paying Agent of the amount demanded hereby, a principal amount of Series B Bonds equal to the amount of the draft accompanying this certificate.

                  (3) The amount of the draft accompanying this certificate, together with the aggregate of all prior pay-

                             WELLS FARGO BANK, N.A.
                            SAN FRANCISCO, CALIFORNIA
                          LETTER OF CREDIT NO. I-81232



ments made pursuant to A Drawings and C Drawings under the Series B Letter of Credit (other than reinstated amounts) does not exceed $2,450,000.00.

         (4) Upon receipt of the amount demanded hereby, (a) Paying Agent will either (i) deliver it to the Remarketing Agent or use the same only for the purpose of purchase of the Series B Bonds referenced in Paragraph 2(a) hereof, or (ii) use it for the purpose of purchase of the Series B Bonds referred to in Paragraph 2(b) hereof; (b) no portion of it shall be applied by Paying Agent for any other purpose; and (c) no portion of it shall be commingled with other funds. held by Paying Agent. This drawing is made in accordance with the provisions of the Trust Indenture.

                  IN WITNESS WHEREOF, Paying Agent has executed and delivered this certificate as of the ______ day of ________________, 19___.


                                          BANK ONE TRUST COMPANY, N.A.,
                                          a national banking association
                                          as Paying Agent


                                          By /s/ signature not readable
                                             --------------------------
                                            Title
                                                 ----------------------

                             WELLS FARGO BANK, N.A.
                            SAN FRANCISCO, CALIFORNIA
                          LETTER OF CREDIT NO. I-81232



                                    EXHIBIT D

                           CERTIFICATE FOR "D DRAWING"

                  (ACCRUED INTEREST ON SERIES B BONDS DELIVERED
                      TO REMARKETING AGENT OR PAYING AGENT)


                  The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A., ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No, (the "Series B Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

                  (1) The undersigned is Trustee and Paying Agent under the Trust Indenture for the holders of the Series B Bonds.

                  (2) Paying Agent is making a drawing under the Series B Letter of Credit (a) at the written request (or oral request to be immediately followed in writing) of the Remarketing Agent (as defined in the Series B Reimbursement Agreement), to pay, pursuant to Section 401(g) of the Trust Indenture, the amount of accrued interest on those Series B Bonds that the Remarketing Agent has been unable to remarket, which amount of accrued interest is equal to the amount of the draft accompanying this certificate; or (b) to pay, pursuant to
Section 401(h) of the Trust Indenture, the portion of the purchase price of the Series B Bonds delivered to Paying Agent for purchase equal to the amount of accrued and unpaid interest on such Series B Bonds to the date of purchase thereof, which amount of accrued interest is equal to the amount of the draft accompanying this certificate,

                  (3) The amount of the draft accompanying this certificate, together with the aggregate of all prior B, D and E Drawings under the Series B Letter of Credit (other than reinstated amounts), does not exceed $55,377.00.

                  (4) The amount of the draft accompanying this certificate was computed in accordance with the terms and conditions of the Series B Bonds and the Trust Indenture.

                  (5) Upon receipt by Paying Agent of the amount demanded hereby, (a) Paying Agent will either (i) deliver it

                             WELLS FARGO BANK, N.A.
                            SAN FRANCISCO, CALIFORNIA
                          LETTER OF CREDIT NO. I-81232



to the Remarketing Agent or use the same only for the purpose of reimbursement or payment of accrued interest referenced in Paragraph 2(a) hereof, or (ii) use it for the purpose of reimbursement or payment of accrued interest referenced in Paragraph 2(b) hereof; (b) no portion of it shall be applied by Paying Agent for any other purpose; and (c) no portion of it shall be commingled with other funds held by Paying Agent. This drawing is made in accordance with the provisions of the Trust Indenture.

         (6) To the extent that the payment demanded hereby is to be made in accordance with the Series B Letter of Credit on a date between a Record Date and the corresponding Interest Payment Date (as those terms are defined in the Trust Indenture), Paying Agent now holds and shall, within 5 business days following receipt by Paying Agent of the payment demanded hereby, deliver to Bank, due-bill checks that, in the aggregate, are in the amount and in the form required by the Trust Indenture.

                  IN WITNESS WHEREOF, Paying Agent has executed and delivered this certificate as of the ______ day of ______________, 19___.

                                             BANK ONE TRUST COMPANY, N.A.,
                                             a national banking association
                                             as Paying agent



                                             By
                                               --------------------------------


                                               Title
                                                     --------------------------

                             WELLS FARGO BANK, N.A.
                            SAN FRANCISCO, CALIFORNIA
                          LETTER OF CREDIT NO. I-81232


                                    EXHIBIT E

                           CERTIFICATE FOR "E DRAWING"
                  (ACCRUED INTEREST UPON INTEREST PAYMENT DATE)


                  The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. ______ (the "Series B Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

                  (1) The undersigned is Trustee and Paying Agent under the Trust Indenture for the holders of the Series B Bonds,

                  (2) The undersigned is making a drawing under the Series B Letter of Credit with respect to the payment of accrued and unpaid interest upon an Interest Payment Date (as defined in the Trust Indenture) during the continuance of an Event of Default under the Series B Reimbursement Agreement for which Bank has not yet exercised its right to demand that the undersigned accelerate the Series B Bonds.

                  (3) Interest has accrued on the Series B Bonds and is due and payable, and the amount of the draft accompanying this certificate, together with the aggregate of all prior B Drawings, D Drawings and E Drawings under the Series B Letter of Credit for the payment of accrued interest on the Series B Bonds, other than D Drawings for which the Series B Letter of Credit has been reinstated, does not exceed $55,377.00.

                  (4) The amount of the draft accompanying this certificate, together with the aggregate of all prior Drawings under the Series B Letter of Credit (other than Drawings for which the Series B Letter of Credit has been reinstated), does not exceed the Stated Amount, and was computed in accordance with the terms and conditions of the Series B Bonds and the Trust Indenture.

                  (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply it directly to the payment when due of the appropriate amount of interest

                             WELLS FARGO BANK, N.A.
                            SAN FRANCISCO, CALIFORNIA
                          LETTER OF CREDIT NO. I-81232



owing on account of the Series B Bonds pursuant to the Trust Indenture, (b) no portion of it shall be applied by the undersigned for any other purpose, and (c) no portion of it shall be commingled with other funds held by the undersigned. This drawing is made in accordance with the provisions of the Trust Indenture.

                  IN WITNESS WHEREOF, Trustee and Paying Agent has executed and delivered this certificate as of the ____ day of ____________, 19___.



                                             BANK ONE TRUST COMPANY, N.A.,
                                             a national banking association
                                             as Trustee and Paying Agent


                                             By /s/ signature not readable
                                                ----------------------------
                                               Title
                                                    ------------------------

                             WELLS FARGO BANK, N.A.
                            SAN FRANCISCO, CALIFORNIA
                          LETTER OF CREDIT NO. I-81232


                                    EXHIBIT F

             NOTICE OF AUTOMATIC REINSTATEMENT OF AMOUNTS AVAILABLE
               UNDER IRREVOCABLE LETTER OF CREDIT NO._____________
                         DATED AS OF ___________, 19___



                  The undersigned, a duly authorized officer of Wells Fargo Bank, N.A., ("Bank"), hereby certifies to the Trustee under the Trust Indenture dated as of November 1, 1985, between the Trinity River Industrial Development Authority and Bank One Trust Company, N.A., a national banking association ("Trustee"), with reference to Irrevocable Letter of Credit No. _______ (the "Series B Letter of Credit") issued by Bank in favor of Trustee, that the amount drawn by Trustee pursuant to its ______ Drawing dated as of ______________, has been reinstated as of _________ and is available for draw subject to the terms of the Series B Letter of Credit.

                  In witness whereof, Bank has executed and delivered this Certificate this ______ day of ______________, 19___.



                                          WELLS FARGO BANK, N.A.


                                          By:
                                             ----------------------------------
                                             Its
                                                 ------------------------------








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
                             WELLS FARGO BANK, N.A.
                            SAN FRANCISCO, CALIFORNIA
                          LETTER OF CREDIT NO. I-81232


                                    EXHIBIT G

Wells Fargo Bank, N.A.
475 Sansome Street
San Francisco, California 94111
Attention:  Series B Letter of Credit Operations AU 1175

                  Re:      Wells Fargo Bank, N.A.,
                           Irrevocable Letter of Credit

No.__________________


Gentlemen:

         For value received, the undersigned beneficiary hereby irrevocably transfers to:

                              (Name of Transferee)

                                    (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit (the "Series B Letter of Credit") in its entirety.

         By this transfer, all rights of the undersigned beneficiary in and to the Series B Letter of Credit are transferred to the transferee and the transferee shall have sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

         The original Series B Letter of Credit is returned herewith, along with your customary transfer fee, and we ask







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
                             WELLS FARGO BANK, N.A.
                            SAN FRANCISCO, CALIFORNIA
                          LETTER OF CREDIT NO. I-81232


you to endorse the transfer on the reverse thereof and forward it direct to the transferee with your customary notice of transfer.


                                      Very truly yours,

                                      /s/ signature not readable
                                      ---------------------------
                                      Signature of Beneficiary


SIGNATURE AUTHENTICATED

--------------------------
(Bank)

--------------------------
(Authorized Signature)








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